Note 6 - Restricted Cash	12 Months Ended
Oct. 31, 2013
Restricted Cash Disclosure [Abstract]
Restricted Cash Disclosure [Text Block]

6.      Restricted Cash

In January 2013, the Company entered into an Amended and Restated credit facility (Note 13). This Amended and Restated credit facility can be used up to $60 million for the issuance of letters of credits, which are to be fully secured with a specific pledge of cash collateral and not readily available for the Company’s operations. As of October 31, 2013, restricted cash balances of $40.8 million (October 31, 2012 - $3.9 million) relate to $34.9 million (October 31, 2012 - $nil) held for outstanding letters of credit (Note 13), $0.9 million (October 31, 2012 - $nil) collateral issued against future letters of credit, as well as $5.0 million (October 31, 2012 - $3.9 million) related to funds for insurance liabilities.